Note: Portions of this exhibit indicated by [*] are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of the Company’s confidential treatment request.

PHYSICIAN PRACTICE MANAGEMENT PARTICIPATION AMENDMENT

PARTIES

This Physician Practice Management Participation Amendment is made and entered into by and between:

a.
MetCare of Florida, Inc. (hereinafter referred to as "PPM”), a professional physician practice management organization licensed and/or organized under the laws of the State of Florida and the principals of said party, all of whom are listed on the original Participation Agreement Ownership Disclosure Statement (Attachment A in the Participation Agreement); AND

b.
Humana Medical Plan, Inc., (health maintenance organizations) and Humana Health Insurance Company of Florida, Inc. (a Florida insurance company) and Humana Insurance Company, Employers Health Insurance company (insurance companies) and their affiliates who underwrite or administer health plans. All of said companies are collectively referred to in this Agreement as "HUMANA". The joinder of these companies under the designation "HUMANA" shall not be construed as imposing joint responsibility or cross-guarantee between or among HUMANA companies.

WHEREAS, HUMANA and PROVIDER entered into a Participation Agreement (hereinafter "Agreement") pursuant to which PROVIDER agree to provide Services to HUMANA MEMBERS at negotiated rates; and

WHEREAS, the Agreement between HUMANA and PROVIDER was effective as of January 1, 2000, and all subsequent amendments and WHEREAS, HUMANA and PROVIDER desire to amend the Agreement as follows with all else remaining the same:

ATTACHMENT E

PPM AND PPM PHYSICIAN REIMBURSEMENT

The parties understand that this amendment expands this PPM contract beyond the Daytona Service Area to include Baker, Clay, Duval, Nassau, St. Johns and Putnam counties in the State of Florida ( hereinafter referred to as the “Jacksonville Service Area”), as well as Orange, Osceola, Seminole, (hereinafter referred to as Orlando Service Area).

1.	PAYMENT FOR MEMBERS ASSIGNED TO PPM PRIMARY CARE PHYSICIANS

A: PAYMENT AND FUNDING ARRANGEMENTS FOR COVERED SERVICES PROVIDED BY PPM PHYSICIANS FOR THE DAYTONA SERVICE AREA EFFECTIVE January 1, 2008:

Payment and Funding Table E-1

PRODUCT	Total % of Premium Allocation (Funding) for Part A, Part B, And Stop-Loss Funds	Total % of Premium Allocation	Part A and B funds split PPM/ Humana*	Stop-Loss Fund Split: PPM/Humana*
Medicare Advantage HMO Daytona
For Medicare Advantage HMO Members assigned to PPM Primary Care Physicians 84% of monies: (i) received from the CMS, (excluding Part D Low Income Subsidy Premium), (ii) Medicare Advantage HMO Member premium (where applicable), (iii) MedicareAdvantage Employer account premium (where applicable), and (iv) other sources as may be added by the CMS, or its successor (where applicable)
		[*]%	[*]% / [*]%	[*]% / [*]%

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B: PAYMENT AND FUNDING ARRANGEMENTS FOR COVERED SERVICES PROVIDED BY PPM PHYSICIANS FOR THE JACKSONVILLE AND ORLANDO SERVICE AREAS EFFECTIVE October 1, 2008:

Each Primary Care Physician Center (hereinafter “Center”) affiliated with PPM will be placed into one of three payment groups as set forth in Group A, B, or C Payment and Funding Arrangements as described below. PPM will obtain written agreements from each Center outlining the agreed upon contracting limitations as described in the group contracting limitation provisions. Funding will be in accordance with the agreed upon contracting limitation provisions as set forth in the Payment and Funding Table designated for each payment group. All Centers will have a group assigned as of their inception date, which PPM agrees shall be included in the written notification from PPM to Humana when additional centers are added.

Group A Contracting Limitations

(1) Provider agrees not to: (a) enter into any new contract for the provision of services to Medicare Advantage members with any other health maintenance organization, health insurance company, health benefits organization, prepaid health plan or similar entity providing prepaid health services and/or any affiliated companies thereof with whom the Provider does not currently have any type of contract and who underwrite, administer, market or otherwise participate in the MedicareAdvantage (formerly known as Medicare+Choice) program and have a contract with the Centers for Medicare and Medicaid Services covering the Jacksonville and Orlando Market Service areas, as previously described (“MedicareAdvantage Competitor”), and (b) accept for treatment any new patients enrolled in any MedicareAdvantage Competitor.

(2) For purposes of this “Contracting Limitations” provision a “new patient” is any patient who as of the effective date of this Amendment had not been seen by the provider during the preceding one year.

(3) Provider represents and warrants that the execution, delivery and performance of the terms of this “Contracting Limitations” provision does not and will not constitute a breach of any other contract to which Provider is subject.

(4) The parties agree that this “Contracting Limitations” provision does not in any way: (a) require Provider to terminate his/her/its relationship with any MedicareAdvantage Competitor or patient; or (b) restrict Provider’s ability to treat patients, including those currently enrolled in a MedicareAdvantage Competitor, on a self-pay and/or out-of-network and/or emergency basis; or (c) prohibit Provider from renewing any existing contract or arrangement with a MedicareAdvantage Competitor; or (d) apply or relate to any of Provider’s contractual relationships with health maintenance organizations, health insurance companies, health benefits organizations, prepaid health plans or similar entities providing coverage for health services and/or any affiliated companies thereof as they apply to commercial or self-insured or Medicaid programs or plans.

(5)  Should Humana determine Provider has breached this “Contracting Limitations” provision, Humana may recoup from the Provider the lesser of one year of the additional capitation paid under Group A Table E-2 of this Amendment or the amount of additional capitation paid from the effective date of this amendment through the date of Humana’s determination of breach.

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(6)  Upon request, Center shall furnish documentation satisfactory to Humana demonstrating that Center is in compliance with the “Contracting Limitations” provision requirements. In addition, Center shall notify Humana as soon as reasonably possible of its inability to comply with any of the “Contracting Limitations” provision requirements. The Parties agree that as of the effective date of said notice of inability to comply, the reimbursement rate set forth in Group A, Payment and Funding Table E-2 below shall change to the reimbursement rates as set forth in Group B, Payment and Funding Table E-3 or Group C, Payment and Funding Table- E-4 as applicable.

Group A Payment and Funding: Table E -2

PRODUCT	Total % of Premium Allocation (Funding) for Part A, Part B, And Stop-Loss Funds	Total % of Premium Allocation	Part A and B funds split PPM/ Humana*	Stop-Loss Fund Split: PPM/Humana*
Medicare Advantage HMO Jacksonville
For Medicare Advantage HMO Members assigned to PPM Primary Care Physicians 84% of monies: (i) received from the CMS, (excluding Part D Low Income Subsidy Premium), (ii) Medicare Advantage HMO Member premium (where applicable), (iii) MedicareAdvantage Employer account premium (where applicable), and (iv) other sources as may be added by the CMS, or its successor (where applicable)
		[*]%	[*]% / [*]%	[*]% / [*]%
Medicare Advantage HMO Orlando
For Medicare Advantage HMO Members assigned to PPM Primary Care Physicians 85% of monies: (i) received from the CMS, (excluding Part D Low Income Subsidy Premium), (ii) Medicare Advantage HMO Member premium (where applicable), (iii) MedicareAdvantage Employer account premium (where applicable), and (iv) other sources as may be added by the CMS, or its successor (where applicable)
		[*]%	[*]% / [*]%	[*]% / [*]%
*Percentage of surplus or deficit allocated to PPM / Humana as described.

Group B Contracting Limitations

(1) Provider agrees not to enter into any new contract for the provision of services to Medicare Advantage members with any other health maintenance organization, health insurance company, health benefits organization, prepaid health plan or similar entity providing prepaid health services and/or any affiliated companies thereof with whom the Provider does not currently have any type of contract and who underwrite, administer, market or otherwise participate in the MedicareAdvantage (formerly known as Medicare+Choice) program and have a contract with the Centers for Medicare and Medicaid Services covering the Jacksonville and Orlando market service areas as previously described (“MedicareAdvantage Competitor”).

(2) Provider represents and warrants that the execution, delivery and performance of the terms of this “Contracting Limitations” provision does not and will not constitute a breach of any other contract to which Provider is subject.

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(3) The parties agree that this “Contracting Limitations” provision does not in any way: (a) require Provider to terminate his/her/its relationship with any MedicareAdvantage Competitor or patient; or (b) restrict Provider’s ability to treat patients, including those currently enrolled in a MedicareAdvantage Competitor, on a self-pay and/or out-of-network and/or emergency basis; or (c) prohibit Provider from renewing any existing contract or arrangement with a MedicareAdvantage Competitor; or (d) apply or relate to any of Provider’s contractual relationships with health maintenance organizations, health insurance companies, health benefits organizations, prepaid health plans or similar entities providing coverage for health services and/or any affiliated companies thereof as they apply to commercial or self-insured or Medicaid programs or plans.

(4) Should Humana determine Provider has breached this “Contracting Limitations” provision, Humana may recoup from the Provider the amount of additional capitation paid under Group B Table E-3 of this Amendment from the effective date of this amendment through the date of Humana’s determination of breach.

(5) Upon request, Center shall furnish documentation satisfactory to Humana demonstrating that Center is in compliance with the “Contracting Limitations” provision requirements. In addition, Center shall notify Humana twelve (12) months prior to its inability to comply with any of the “Contracting Limitations” provision requirements. The Parties agree that as of the effective date of said notice of inability to comply, the reimbursement rate set forth in Group B, Payment and Funding Table E-3 below shall change to the reimbursement rates as set forth in Group C, Payment and Funding Table E-4.

Group B Payment and Funding: Table E-3

PRODUCT	Total % of Premium Allocation (Funding) for Part A, Part B, and Stop-Loss Funds	Total % of Premium Allocation	Part A and B funds split PPM/ Humana*	Stop-Loss Fund Split: PPM/Humana*
Medicare Advantage HMO Jacksonville
For Medicare Advantage HMO Members assigned to PPM Primary Care Physicians 83.5% of monies: (i) received from the CMS, (excluding Part D Low Income Subsidy Premium), (ii) Medicare Advantage HMO Member premium (where applicable), (iii) MedicareAdvantage Employer account premium (where applicable), and (iv) other sources as may be added by the CMS, or its successor (where applicable)
		[*]%	[*]% / [*]%	[*]% / [*]%
Medicare Advantage HMO Orlando
For Medicare Advantage HMO Members assigned to PPM Primary Care Physicians 84.5% of monies: (i) received from the CMS, (excluding Part D Low Income Subsidy Premium), (ii) Medicare Advantage HMO Member premium (where applicable), (iii) MedicareAdvantage Employer account premium (where applicable), and (iv) other sources as may be added by the CMS, or its successor (where applicable)
		[*]%	[*]% / [*]%	[*]% / [*]%
*Percentage of surplus or deficit allocated to PPM / Humana as described.

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Group C

Group C Payment and Funding: Table E-4

PRODUCT	Total % of Premium Allocation (Funding) for Part A, Part B, and Stop-Loss Funds	Total % of Premium Allocation	Part A and B funds split PPM/ Humana*	Stop-Loss Fund Split: PPM/Humana*
Medicare Advantage HMO Jacksonville
For Medicare Advantage HMO Members assigned to PPM Primary Care Physicians 83% of monies: (i) received from the CMS, (excluding Part D Low Income Subsidy Premium), (ii) Medicare Advantage HMO Member premium (where applicable), (iii) MedicareAdvantage Employer account premium (where applicable), and (iv) other sources as may be added by the CMS, or its successor (where applicable)
		[*]%	[*]% / [*]%	[*]% / [*]%
Medicare Advantage HMO Orlando
For Medicare Advantage HMO Members assigned to PPM Primary Care Physicians 84% of monies: (i) received from the CMS, (excluding Part D Low Income Subsidy Premium), (ii) Medicare Advantage HMO Member premium (where applicable), (iii) MedicareAdvantage Employer account premium (where applicable), and (iv) other sources as may be added by the CMS, or its successor (where applicable)
		[*]%	[*]% / [*]%	[*]% / [*]%
*Percentage of surplus or deficit allocated to PPM / Humana as described.

C:  BENEFIT CHANGES

In the event HUMANA changes the benefits offered under HUMANA’s health care benefit plans, all payments, allocations, fundings and tables established or provided for under this Payment Attachment shall be increased or decreased as may be required in order to directly reflect the actuarial change.

D. FUND DESCRIPTIONS

1. Part A Fund

A Part A Fund shall be established which will consist of the "Part A Revenue" and "Part A Expenses". The fund shall be calculated as follows:

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Part A Fund Revenue

Part A Fund Revenue shall consist of amounts equal to the appropriate funding for those MA HMO Members covered under this Agreement. Such amounts shall be credited to the Part A Fund as "Part A Revenue".

Part A Fund Expenses

Part A Fund Expenses shall consist of amounts equal to the claims and/or capitation paid to providers by Humana for Covered Services provided to Members assigned to PPM Primary Care Physician, plus an actuarially determined amount for claims incurred but not reported (IBNR) as calculated by Humana for Part A Expenses.

Part A Expenses include, but are not limited to, costs identified for inpatient hospital (medical and surgical services), inpatient hospital psychiatric services, selected outpatient surgery procedures at Humana contracted facilities, skilled nursing home services, applicable disease management programs, home health care services, and the cost of stop-loss coverage if provided by Humana. Part A Expenses also include the cost of other Covered Services or costs which may be determined to be Part A Expenses by Humana in the normal course of business or as may be determined by CMS to be a Part A Covered Service.

2. Part B Fund

A Part B Fund shall be established to pay for Part B Expenses. The fund shall be calculated as follows:

Part B Fund Revenue

Part B Fund Revenue shall consist of amounts equal to the appropriate funding for those MA HMO Members covered under this Agreement. Such amounts shall be credited to the Part B Fund as "Part B Revenue". The funding is LESS amounts that may be paid by Humana to PPM Primary Care Physician as a primary care capitation and/or Fee For Service.

Part B Fund Expenses

Part B Fund Expenses shall consist of amounts equal to the claims and/or capitation paid to providers by Humana for Covered Services provided to Members assigned to PPM Primary Care Physician, plus an actuarially determined amount for claims incurred but not reported (IBNR) as calculated by Humana for Part B Expenses.

Part B Expenses are all costs for Covered Services not defined as Part A Expenses. Part B Expenses include, but may not be limited to, hospital based physician fees, specialists fees, hospital outpatient services, costs for applicable disease management programs, outpatient prescription drugs and the cost for stop-loss coverage if provided by Humana. Part B Expenses also include the cost of other Covered Services or costs which may be determined to be Part B Expenses by Humana in the normal course of business or as may be determined by CMS to be a Part B Covered Service.

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3. Primary Care Physician Fund (“PCRE”)

PPM agrees and if applicable shall require PPM Primary Care Physicians to agree to accept as payment in full the primary care capitation payment which will be administered by PPM, and available to PPM and or PPM Primary Care Physicians for covered medical services on or about the 15th day of each month and/or fee for service payment after adjudication of clean Fee For Service claims. PPM represents and warrants that PPM is solely responsible for the payment of the capitation amounts to PPM Primary Care Physicians for Covered Services rendered to Members assigned to PPM Primary Care Physicians for which the PPM has received payment, and further that PPM Physicians shall look solely to PPM for any and all compensation for such services.

4. Stop-Loss Coverage

Stop-Loss Fund

PPM shall provide and maintain a Humana approved Stop-Loss program, at PPM expense, to provide protection against excessive medically necessary Part A, Part B and/or pharmacy costs for members as required by any applicable state or federal laws, rules and regulations. PPM will ensure that the Stop-Loss program provider will accept Humana’s standard electronic data provided to PPM monthly as proof of loss for PPM’s reinsurance claims filing. Humana shall not furnish any type of hard copy claim information or adhoc reports to PPM for the purpose of reporting proof of loss to Stop-Loss program providers. If PPM fails to provide and maintain a HUMANA approved Stop-Loss program then, HUMANA shall provide and maintain a Stop-Loss program, at PPM expense, after providing written notification to PPM thirty (30) days prior to the inception of the HUMANA provided coverage

E. Settlement, Reconciliation and Distribution of Funds

The aforementioned Funds shall be settled and reconciled as follows:

1. Settlement: HUMANA will establish a PPM Settlement Fund for the purpose of settlement of the aforementioned Funds for MA HMO. All Funds for MA HMO (surplus/deficit) will be netted to arrive at a Settlement Fund Balance.

2. Reconciliation of PPM Settlement Fund: At the end of each month in the Accounting Period, beginning with the fourth (4th) month, settlement will be calculated based on the reconciliation and distribution of Funds. The calculation shall be cumulative but will not include activity for the most recent three (3) months. Accounting Period is defined as a calendar year or lesser number of months as designated by HUMANA. Prior to the distribution of monies from any of the Funds, an actuarially justified reserve for incurred but not reported or paid (IBNR) claim costs will be calculated by HUMANA and such IBNR amounts will be held in the Funds. All claims incurred during an Accounting Period but received and processed after the final reconciliation of all Funds for such Accounting Period will be paid from the next Accounting Period Funds.

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3. Distribution of Settlement Fund is outlined in Tables E- 1 through E-4 above.

Any surplus amounts in the PPM Settlement Fund will be distributed to PPM. Any deficit amount in the PPM Settlement Fund will be billed to the PPM and if not paid within thirty (30) days of invoice receipt HUMANA will either (i) offset against future PPM surplus payments for the Daytona, Jacksonville or Orlando Market Service area groupers or (ii) satisfy deficit by the use of financial guarantee as set forth in Section 25 “PPM Guarantee.”

Upon termination, final reconciliation of the amounts funded and claims satisfied will be made six (6) months following the end of the Accounting Period. PPM will be responsible for deficits in the PPM's Settlement Fund, and shall reimburse HUMANA the amount of any such deficits within thirty (30) days of receipt of notice of such deficits. If PPM's Settlement Fund has a positive balance, the balance will be distributed to PPM within thirty (30) days after such final settlement.

Notwithstanding anything to the contrary in this Agreement, PPM has the right to dispute only that portion of the settlement amount distributed that is applicable to claims contested in accordance with Section 22.3 of this Agreement for a period of up to forty-five (45) calendar days from receipt of such settlement calculation. Regardless of any dispute, HUMANA agrees to pay any undisputed settlement surplus amounts within forty-five (45) days of the settlement calculation identified above and PPM agrees to pay any undisputed settlement deficits amounts to HUMANA within forty-five (45) days of the settlement calculation above. In the event of such dispute, the parties agree to work toward a mutually agreeable resolution. PPM shall provide at a minimum, in a clear and acceptable format, the following information if the PPM contests the settlement distribution as set out herein: Date and amount of the settlement distribution, the time period covered by the settlement distribution, the allegedly correct settlement amount, and a brief explanation of the basis for the contestation. HUMANA will review such contestation(s) and respond to the PPM in writing within sixty (60) days of the date of receipt by HUMANA of such contestation. The parties acknowledge and agree that HUMANA’s decision on this matter will be final. In the event HUMANA’s review of a contestation results in HUMANA’s identification of the need to readjudicate identified claim(s), such amounts recovered will be credited to the applicable PPM Fund when such readjudication by HUMANA is complete. However, PPM agrees to pay to HUMANA any deficits identified in HUMANA’s review of the contestation within thirty (30) days of receipt of HUMANA’s written response to the contestation identified above. Failure to contest the amount of any settlement distribution within the time specified above shall result in the waiver of PPM’s right to contest such settlement amount distributed. Additionally, PPM acknowledges and agrees that if the PPM Settlement Fund results in a deficit for any two consecutive interim and/or final settlement periods, HUMANA may adjust the amounts funded to ensure against future deficits that may occur.

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4. Method of Calculation

Personnel from Humana will be available to PPM to explain the methodology employed in any calculation permitted or required hereunder. The parties understand that the method of calculation may change if that is necessary to make the results more accurate.

Except as specifically amended hereby, the terms and conditions of the Agreement remain the same, IN WITNESS WHEREOF, the parties have executed this Amendment to be effective October 1, 2008.

HUMANA:			PROVIDER:

By:	___________________________		By:	___________________________

Title:	___________________________	President	Title:	___________________________

Date:	___________________________		Date:	___________________________

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